Exhibit 10.18

ThorGene (Beijing) Medical Technology Co., Ltd.

Genetic Testing Service Agreement

ThorGene (Beijing) Medical Technology Co., Ltd.

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Genetic Testing Service Agreement

Party A: Tianjin Beroni Biotechnology Co., Ltd.

Address: 10F, Intelligent Building, Zhonglian Industrial Park, Zhong Bei Town, Xi Qing District, Tianjin, China

Tel: 022-58530396

Contact: Jiaxing Zhu

Party B: ThorGene (Beijing) Medical Technology Co., Ltd.

Address: A1-2F, Biopharmaceutical Park, No. 88, Technology Innovation Six Street, Economic and Technological Development Zone, Beijing

Tel: 010-56315456

Contact: Guanglei Liu

In accordance with relevant laws and regulations of People’s Republic of China, two parties have reached the following agreement on health management services with principles of equality, voluntariness and mutual benefit.

I. Cooperation Scope

Party A entrusts Party B to provide genetic testing services by carrying out gene test and issuing test results.

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

II. Responsibilities of Party A

2.1 Party A is responsible for quality control before specimens are sent to Party B. Specimens provided to Party B shall conform to collection requirements, including preparation of patients, sampling and storage of specimens. (See Annex 1 for details.)

2.2 If specimens are lost or damaged in delivery due to default of express company, Party A shall negotiate with express company to claim and Party B shall provide assistance when needed.

2.3 An objection to test report shall be submitted to Party B within three months of the remaining specimens’ shelf life. If no objection is raised during that period, Party A will be deemed to have fully accepted the test results.

2.4 Party A shall not manufacture, sell, act as an agent or promote the identical products with Party B’s products in any other ways inside or outside Party A’s distribution territory.

2.5 Party A shall be obliged to protect business secret disclosed by Party B no matter in negotiation, validity period or after termination of the Agreement.

III. Responsibilities of Party B

3.1 Party B, as a partner and provider in health services of Party A, shall provide “genetic testing services” to Party A in accordance with this Agreement.

3.2 Party B shall provide early-stage product training for Party A’s sales personnel for one or two times, and training time may be determined through negotiation between two parties. Corresponding electronic promotional materials and report templates of cooperative products shall be provided to Party A by Party B.

3.3 Party B hereby promises to train Party A’s staff to sample, preprocess and preserve specimens, for them to operate test items, and provide sampling requirements for special specimens.

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

3.4 Party B shall send reports at appointed time agreed by both parties and keep tested specimens and reports for three months after which Party B shall not keep the specimens and reports if Party A does not require. Party B shall check the integrity and validity when receiving the specimens, and have right to reject unqualified specimens. If test reports are found inaccurate due to Party B’s test error, Party B shall bear relevant responsibilities and indemnify Party A for any loss caused thereby. If reporting time exceeds the time agreed in Agreement, Party B shall compensate by 0.1% of specimen test price per day; if the delay is caused by unqualified specimens sent by Party A, responsibility shall be borne by Party A. If Party A fails to give payment on time as agreed, it shall pay Party B a penalty equal to 0.1% of payable amount per day for each day delayed.

3.5 Party B shall make sure accuracy of tests and keep relevant information provided by Party A confidential in accordance with requirements of relevant national laws and regulations.

3.6 Any additional tests for clinical needs required by two parties shall be settled through friendly negotiation. For newly proposed test items, Party B shall give Party A a reply within 5 working days.

3.7 Party B shall truthfully and professionally interpret all test reports to Party A.

3.8 Party B shall guarantee all relevant services will be performed in full accordance with standards agreed herein during whole term of cooperation as stated in the Agreement.

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

IV. Product Price & Period, Payment

4.1 Product Price & Period

List of genetic health services products (The following quotation just includes blood specimens and electronic reports. The cost of consumables, express and paper report of other specimens will be calculated separately.)

Type	Product Name		Detailed Testing Items	Significance	Specimen Type	Report Time	Price/Yuan	Final Settlement Price	Report Printing Fee	Pages of Reports
Single Gene Testing	P53 Cancer Suppressor Gene Testing	Based	P53 Cancer Suppressor Gene Testing	The P53 gene is related to 50% of human tumors. Through testing and assessing the body’s tumor suppressor ability, it is more forward-looking and scientific to guide people to prevent tumors and reduce the risk of cancers.	Oral swab/blood	7 days	100	20	10	4
		Full	P53 Cancer Suppressor Gene Testing		Oral swab/blood	10 days	299	60	12	12
	Lung Cancer Susceptibility Gene Testing		Lung Cancer Susceptibility Gene Testing	Through the testing of lung cancer susceptibility genes, we can discover hidden “cancer mines” in the body, assess the risk of lung cancer, provide advice on diet and exercise that may prevent lung cancer to change the external cause of lung cancer, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	12	8
	Gastric Cancer Susceptibility Gene Testing		Gastric Cancer Susceptibility Gene Testing	Through testing the gastric cancer susceptibility genes, we can discover hidden “cancer landmines” in the body, assess the risk of gastric cancer, provide diet and exercise recommendations that may prevent gastric cancer to change the external cause of gastric cancer, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	12	8
	Liver Cancer Susceptibility Gene Testing		Liver Cancer Susceptibility Gene Testing	Through the testing of liver cancer susceptibility genes, we can discover hidden “cancer mines” in the body, assess the risk of liver cancer, provide diet and exercise recommendations that may prevent liver cancer to change the external causes of liver cancer, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	12	8

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Colorectal Cancer Susceptibility Gene Testing	Colorectal Cancer Susceptibility Gene Testing	Through testing the colorectal cancer susceptibility genes, we can discover hidden “cancer landmines” in the body, assess the risk of colorectal cancer, provide diet and exercise recommendations that may prevent colorectal cancer to change the external causes of colorectal cancer, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	12	8
Prostate Cancer Susceptibility Gene Testing	Prostate Cancer Susceptibility Gene Testing	Through testing the prostate cancer susceptibility genes, we can discover hidden “cancer landmines” in the body, assess the risk of prostate cancer, provide diet and exercise recommendations that may prevent prostate cancer to change the external cause of prostate cancer, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	12	8
Breast Cancer Susceptibility Gene Testing	Breast Cancer Susceptibility Gene Testing	Through the testing of breast cancer susceptibility genes, we can discover hidden “cancer mines” in the body, assess the risk of breast cancer, provide advice on diet and exercise that may prevent breast cancer to change the external cause of breast cancer, formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	12	8
Cervical Cancer Susceptibility Gene Testing	Cervical Cancer Susceptibility Gene Testing	Through the testing of cervical cancer susceptibility genes, we can discover hidden “cancer mines” in the body, assess the risk of cervical cancer, provide recommendations on diet and exercise that may prevent cervical cancer to change the external cause of cervical cancer, formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	14	8

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Thyroid Cancer Susceptibility Gene Testing	Thyroid Cancer Susceptibility Gene Testing	Through the testing thyroid cancer susceptibility genes, we can discover hidden “cancer mines” in the body, assess the risk of thyroid cancer, provide diet and exercise recommendations that may prevent thyroid cancer to change the external cause of thyroid cancer, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	14	8
Apolipoprotein E Gene Testing	Coronary heart disease, cerebral infarction, senile dementia	According to the early detection of APOE, we can improve the bad lifestyle in time, and reasonably carry out drug intervention, which can help prevent and diagnose coronary heart disease, cerebral infarction, and Alzheimer’s related diseases caused by abnormal APOE.	Oral swab/blood	10 days	200	40	10	4
Alcohol Metabolism	Ethanol metabolic capacity, acetaldehyde metabolism capacity	By analyzing the subject’s alcohol metabolism-related genes, it is possible to assess the strength of the individual’s ability to metabolize alcohol, so as to help the individual to know early, prevent early, and avoid the impact of unfavorable factors on health.	Oral swab/blood	10 days	200	40	10	4
Pancreatic Cancer Susceptibility Gene Testing	Pancreatic Cancer Susceptibility Gene Testing, 4 sites	Through the testing of pancreatic cancer susceptibility genes, we can discover hidden “cancer mines” in the body, assess the risk of pancreatic cancer, provide diet and exercise recommendations that may prevent pancreatic cancer to change the external cause of pancreatic cancer, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	399	80	14	10
Parkinson’s Disease Susceptibility Gene Testing	Parkinson’s Disease Susceptibility Gene Testing	Through the testing of Parkinson’s disease susceptibility genes, assess the risk of Parkinson’s disease, provide diet and exercise recommendations that may prevent the Parkinson’s disease to change the external cause of Parkinson’s disease, formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	14	10

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Myocardial Infarction Susceptibility Gene Testing	Myocardial Infarction Susceptibility Gene Testing	Through myocardial infarction susceptibility gene testing, we can assess the risk of myocardial infarction, provide diet and exercise recommendations that may prevent myocardial infarction to change the external cause of myocardial infarction, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	200	40	14	10
Immunity Gene Testing	Basic immunity, antiviral ability, respiratory diseases	Differences in immunity are essentially genetic differences. Through the testing of immunity-related genes, innate immunity can be assessed, and one’s own immunity can be scientifically improved according to professional recommendations.	Oral swab/blood	10 days	599	120	22	25
Human Papilloma Virus (HPV) Gene Testing	HPV	HPV	Cast-off cells of cervical carcinoma	5 days	350	75	10	1
Early Screening for Colorectal Cancer - S9 Gene Testing	Septin9 gene methylation	Early colorectal cancer usually has no obvious symptoms, and the cure rate of early colorectal cancer can reach 90%. By testing the methylated Septin9 genes, it is possible to preliminarily determine whether the subject is at risk of colorectal cancer. Through regular S9 screening, colorectal cancer can be detected at an early stage for timely diagnosis and treatment.	Blood	5 days	1980	400	14	7

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Gene Testing for Usage of Anti-hypertension Drugs	Gene mutation of ADRB1，NPPA，CYP2C9*3 and ACE	Through the testing of genes related to individualized drugs for hypertension, we can evaluate the efficacy and adverse reactions of individuals to different drugs, guide the medication and adjust the dosage of medications, reduce the harm of drugs to the human body, and improve the therapeutic effect at the same time.	Oral swab/blood	7 days	588	150	14	5
Gastrointestinal Cancer Susceptibility Gene Testing	Gastrointestinal Cancer Susceptibility Gene Testing, 8 sites	Through the testing of gastrointestinal cancer susceptibility genes, we can discover hidden “cancer landmines” in the body, assess the risk of gastrointestinal cancer, provide diet and exercise recommendations that may prevent gastrointestinal cancer to change the external causes of gastrointestinal cancer, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	599	120	16	13
Susceptibility Gene Testing of Pancreatic Cancer, Prostate Cancer and Thyroid Cancer, Male (3 items)	Gene testing of pancreatic cancer, prostate cancer and thyroid cancer	Through the susceptibility gene testing of pancreatic cancer, prostate cancer and thyroid cancer of the male, we can discover hidden “cancer mines” in the body, assess the risk of diseases, provide diet and exercise recommendations to change external factors, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	799	160	18	16
Susceptibility Gene Testing of Pancreatic Cancer, Breast Cancer and Thyroid Cancer, Female	Gene testing of pancreatic cancer, breast cancer and thyroid cancer	Through the susceptibility gene testing of pancreatic cancer, breast cancer and thyroid cancer of the female, we can find hidden “cancer mines” in the body, assess the risk of diseases, provide diet and exercise recommendations to change external causes, and formulate disease prevention programs based on the test results to delay or prevent The occurrence of cancer.	Oral swab/blood	10 days	799	160	18	16

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Disease Risk Screening Package	Common Tumor Susceptibility Gene Testing	Male 10/Female 13 Esophageal cancer, lung cancer, nasopharyngeal cancer, gastric cancer, liver cancer, colorectal cancer, thyroid cancer, bladder cancer, lymphoma, prostate cancer (male), breast cancer (female), cervical cancer (female), ovarian cancer (female), uterus endometrial cancer (female)	Through male tumor susceptibility gene testing, we can discover hidden “cancer mines” in the body, assess the risk of 10 tumors, provide advice on diet and exercise to change the external causes of tumors, formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer./ Through female tumor susceptibility gene testing, we can discover hidden “cancer mines” in the body, assess the risk of 13 tumors, provide advice on diet and exercise to change the external causes of tumors, formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	500	100	33	45
	Common Cardiovascular and Cerebrovascular Diseases Susceptibility Gene Testing	13 items Hypertension, coronary heart disease, chronic obstructive pulmonary disease, atrial fibrillation, primary biliary cirrhosis, myocardial infarction, hypertriglyceridemia, hyperuricemia, dilated cardiomyopathy, Parkinson’s syndrome, Alzheimer’s disease, type 1 diabetes, type 2 diabetes.	Hypertension, coronary heart disease, chronic obstructive pulmonary disease, atrial fibrillation, primary biliary cirrhosis, myocardial infarction, hypertriglyceridemia, hyperuricemia, dilated cardiomyopathy, Parkinson’s syndrome, Alzheimer’s disease, type 1 diabetes, type 2 diabetes.	Oral swab/blood	10 days	500	100	33	45
	Tumor Susceptibility Gene Testing	Male 20/Female 23 Nasopharyngeal cancer, lung cancer, liver cancer, melanoma, laryngeal cancer, basal cell carcinoma, acute lymphocytic leukemia, thyroid cancer, colorectal cancer, oral cancer, lymphoma, chronic lymphocytic leukemia, carcinoma gallbladder, bladder cancer, glioma, kidney cancer, esophageal cancer, stomach cancer, pancreatic cancer, prostate cancer (male), endometrial cancer (female), cervical cancer (female), breast cancer (female), ovarian cancer (female)	Through male tumor susceptibility gene testing, we can discover hidden “cancer mines” in the body, assess the risk of 20 tumors, provide advice on diet and exercise to change the external causes of tumors, formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer./ Through female tumor susceptibility gene testing, we can discover hidden “cancer mines” in the body, assess the risk of 23 tumors, provide advice on diet and exercise to change the external causes of tumors, formulate disease prevention programs based on the test results to delay or prevent the occurrence of cancer.	Oral swab/blood	10 days	800	160	55	90

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Cardiovascular and Cerebrovascular Diseases Susceptibility Gene Testing	27 items Hypertension, coronary heart disease, chronic obstructive pulmonary disease, primary biliary cirrhosis, myocardial infarction, atrial fibrillation, rheumatoid arthritis, dilated cardiomyopathy, phlebothrombosis, epilepsy, amyotrophic lateral sclerosis, sudden cardiac death , nephrotic syndrome, hyperuricemia, hyperthyroidism, type 1 diabetes, type 2 diabetes, hypertriglyceridemia, obesity, osteoporosis, Parkinson’s syndrome, Alzheimer’s disease, autoimmune thyroid disease, manic-depressive psychosis, major depressive disorder, Crohn’s disease, chronic bronchitis.	Cardiovascular and cerebrovascular disease susceptibility gene testing can indicate 27 risk of cardiovascular and cerebrovascular diseases, help provide diet and exercise recommendations that prevent cardiovascular and cerebrovascular diseases to change the external causes of cardiovascular and cerebrovascular diseases, and formulate disease prevention programs based on the test results to delay or prevent the occurrence of diseases.	Oral swab/blood	10 days	800	160	55	90
Genetic Testing for Comprehensive Genetic Risk

Male 64/Female 68

Breast cancer (female), prostate cancer (male), ovarian cancer (female), oral cancer, laryngeal cancer, basal cell carcinoma, endometrial cancer (female), uterine fibroids (female), cervical cancer (female), acute lymphocytic leukemia, chronic lymphocytic leukemia, thyroid cancer, glioma, colorectal cancer, liver cancer, lung cancer, kidney cancer, gastric cancer, gallbladder carcinoma, pancreatic cancer, bladder cancer, esophageal cancer, melanoma, nasopharyngeal cancer, lymphoma, atrial fibrillation, phlebothrombosis, sudden cardiac death, myocardial infarction, coronary heart disease, hypertension, dilated cardiomyopathy, obesity, type 1 diabetes, type 2 diabetes, hypertriglyceridemia, hyperthyroidism, polycystic ovary syndrome(female), benign prostatic hyperplasia (male), osteoporosis, hyperuricemia, autoimmune thyroid disease, vitiligo, allergic rhinitis, psoriasis, ankylosing spondylitis, systemic lupus erythematosus, primary biliary cirrhosis, rheumatoid arthritis, chronic kidney disease, nephrotic syndrome, epilepsy, manic-depressive psychosis, major depressive disorder, schizophrenia, alcohol dependence, Parkinson’s syndrome, Alzheimer’s disease, amyotrophic lateral sclerosis, ulcerative colitis, gallstones, hepatitis B, duodenal ulcer, Crohn’s disease, glaucoma, age-related macular degeneration, pathological myopia, chronic bronchitis, chronic obstructive pulmonary disease, asthma.

		Breast cancer (female), prostate cancer (male), ovarian cancer (female), oral cancer, laryngeal cancer, basal cell carcinoma, endometrial cancer (female), uterine fibroids (female), cervical cancer (female), acute lymphocytic leukemia, chronic lymphocytic leukemia, thyroid cancer, glioma, colorectal cancer, liver cancer, lung cancer, kidney cancer, gastric cancer, gallbladder carcinoma, pancreatic cancer, bladder cancer, esophageal cancer, melanoma, nasopharyngeal cancer, lymphoma, atrial fibrillation, phlebothrombosis, sudden cardiac death, myocardial infarction, coronary heart disease, hypertension, dilated cardiomyopathy, obesity, type 1 diabetes, type 2 diabetes, hypertriglyceridemia, hyperthyroidism, polycystic ovary syndrome(female), benign prostatic hyperplasia (male), osteoporosis, hyperuricemia, autoimmune thyroid disease, vitiligo, allergic rhinitis, psoriasis, ankylosing spondylitis, systemic lupus erythematosus, primary biliary cirrhosis, rheumatoid arthritis, chronic kidney disease, nephrotic syndrome, epilepsy, manic-depressive psychosis, major depressive disorder, schizophrenia, alcohol dependence, Parkinson’s syndrome, Alzheimer’s disease, amyotrophic lateral sclerosis, ulcerative colitis, gallstones, hepatitis B, duodenal ulcer, Crohn’s disease, glaucoma, age-related macular degeneration, pathological myopia, chronic bronchitis, chronic obstructive pulmonary disease, asthma.	Oral swab/blood	10 days	1750	350	130	240

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Comprehensive Genetic Testing	1800+ 60 high-risk genetic diseases; common high-incidence tumors (male 21 /female 25 ); 40+ common non-tumor diseases; 70+ drug genes; 1600+ genetic diseases carrying; 50+ personal traits.	Comprehensive genetic testing covers common diseases, genetic diseases, drug genes, personal traits, etc, which can help provide guidance and suggestions for healthy living and daily physical examinations, and makes disease prevention more accurate by scientific analysis.	Saliva collector/blood	8 days	5880	1176	235	400
Whole-exome Sequence Genetic Testing	Whole-exome sequence genetic testing covers about 1% of the human genome, about 50 million sites.	Whole-exome sequence genetic testing covers common diseases, genetic diseases, safe medication use, nutrition metabolism, personal traits, etc, which can help provide guidance and suggestions for healthy living and daily physical examinations, and makes disease prevention more accurate by scientific analysis.	Saliva collector/blood	25-30 days	26800	5360	330	500
Whole-genome Sequence Genetic Testing	Whole-genome sequence genetic testing covers all genetic information about the human body, about 3 billion sites, and provides health management advice.	Whole-genome sequence genetic testing covers common diseases, genetic diseases, safe medication use, nutrition metabolism, personal traits, etc, which can one-to-one appointment interpretation service and help provide guidance and suggestions for healthy living and daily physical examinations, and makes disease prevention more accurate by scientifically analyzing using genetic data and physical examination data.	Saliva collector/blood	25-30 days	49800	9960	330	500
Specimen requirements	Saliva: Use a saliva collector to collect saliva and send it to the testing laboratory within 72 hours at normal temperature.
	Oral mucosal cells: Requires 1 2 oral swabs, preserved and transported at normal temperature
	Blood: Use an EDTA anticoagulant tube (purple cap tube) to take blood no less than 2ml, and then invert it for 2-3 times, but avoid violent shaking.
	Delivery requirements: At least 5 samples of a single test product can be mailed. We charge certain packaging fees and express fees for individual users.
Notes	Report printing: The complete report is bound and printed by a professional graphic organization entrusted by our company, and the printing and express delivery costs are borne by the medical examination organization (except for the whole-exome sequence genetic testing and the whole-genome sequence genetic testing). If you choose the simplified version of the report, the medical examination institution will print it out.

Material expenses and express fee of genetic testing products ( Yuan / set)

Fees	Items	Price
	Sampling package	6
Material fee	Oral swab sampling kit	15
	Saliva sampling kit	30
Express fee	Mailing sampling kits to users	15

4.2 Time Limit of Genetic Testing

Refer to testing cycle in the list of genetic health service products. Party A may inquire and download reports in specific channel appointed by Party B.

4.3 Payment

A. Party B shall summarize sequencing services completed in previous month on the first working day of each month (once a month), and provide lists of sequencing services and receivables to Party A;

B. Party A shall give payment in full for sequencing services in previous period at agreed price before the 10th day of each month. In the meantime, Party B shall issue VAT invoice to Party A; plain VAT invoice special VAT invoice electronic plain VAT invoice

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Party A’s Deposit Bank, Payment Information and Account:

Account Name: Tianjin Beroni Biotechnology Co., Ltd.

Deposit Bank: Agricultural Bank of China-Tianjin Jinxi Branch

Account Number: 02 0202 0104 0016 735

Tax Registration Number: 91120 111 300 392 5013

Address and Tel: 302, Building10, Zhonglian Industrial Park, Xiqing Automobile Industrial Zone, Tianjin, China, 022-58530396

C. If Party A pays by check, Party A shall fill in check information completely, or it shall bear all economic losses caused to Party B thereby.

Party B’s Deposit Bank and Account:

Account Name: ThorGene (Beijing) Medical Technology Co., Ltd.

Deposit Bank: Agricultural Bank of China-Beijing Jinghai Road Branch

Account Number: 1122 1201 0400 0277 3

V. Agreement Modification, Termination and Default Responsibility

5.1 Within validity of Agreement, two parties may modify and supplement clauses. Any amendments and supplements shall be confirmed in written.

5.2 Any party who intends to terminate the Agreement early shall notice the other party in written 30 days in advance.

VI. Confidentiality Obligations

6.1 Party B shall keep materials and users’ personal information provided by Party A confidential and shall not directly or indirectly disclose such information to any third party without written approval of Party A. The aforesaid business materials and information include Party A and Party B’s business plans, strategies, arrangements and relevant documents, as well as Party B’s intellectual achievements such as strategies, creative ideas, media scheduling made and proposed for Party A. Both parties shall only disclose such commercial data or information to personnel directly related to performance of Agreement, and shall inform relevant personnel of the confidentiality.

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

VII. Dispute Settlement

Any disputes arising during execution of the Agreement shall be settled by both parties through friendly negotiation. If no settlement can be reached after negotiation, the dispute shall be submitted to people’s court of the place where Party A is operated.

VIII. General Provisions

8.1 The Agreement is prepared in quadruplication, each party holding two with the same legal effect.

8.2 This Agreement is valid for 2 years, from August 11, 2020 to August 10, 2022. The Agreement may be automatically extended for years if neither party requests to terminate within 30 days after expiring date.

8.3 Termination of Agreement shall not be end of Party B’s services which shall be subject to expiry date of services provided by Party A.

8.4 Matters not covered herein shall be settled through negotiation between the two parties. Any amendments and supplements shall be confirmed by a supplementary agreement signed and sealed by both parties. Supplementary agreement shall be attached as annex and have the same legal effect as this Agreement.

8.5 Any clauses that are identified as invalid, illegal or unenforceable are useless, but shall not affect the validity, legality or enforceability of other provisions.

Party A: (Seal)	Party B: (Seal)

Legal or Authorized Person (Signature):	Legal or Authorized Person (Signature):

Date:	Date:

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Annex 1:

General Process for Genetic Product Services

Specimen Collection Requirements

I. Oral Swab Sampling

1. Use one sampling swab to scrape inner wall of left oral cavity 30 times, snap swab and keep it in sampling tube.

2. Use another sampling swab to scrape inner wall of right oral cavity 30 times, snap swab and keep it in sampling tube.

3. Clear mouth 30 minutes before sampling and do not eat, smoke, drink or chew gun after sampling.

II. Saliva Sampling

1. Spit saliva gently into funnel until saliva (not bubble) reaches the height of filling line, hold sampling tube in upright position, and turn funnel counterclockwise with the other hand.

2. Keep sampling tube upright, remove cover from bottom of the tube and tighten sampling tube with the cover. Then shake the tube 5 times until saliva is fully mixed with preservation solution, and put it into plastic package for sampling tube.

3. Saliva specimen shall be free of debris and sputum.

III. Blood Sampling

1. Apply EDTA anticoagulation tube (purple-cap tube) to sample at least 2ml blood (not less than 4ml for combined genetic risks test). For early screening of S9 colorectal cancer, users should apply ctDna tube only to sample at least 10ml blood. Then turn the tube up and down for 2-3 times after sampling but avoid violent shock.

2. Label collection tube with bar code which should be in straight position for easy scanning.

3. Put collection tube in sampling bag, seal and recheck the bar code.

4. Genetic Testing Registration Form (with the same label and specimen information as collection tube)

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

Preservation Conditions of Blood Specimen

Refrigeration (not frozen ) at 4 ° C for 3-5 days.

Delivery Requirement

To ensure good delivery, Party A shall choose S.F. or Jingdong Express to transmit specimens which shall be transported through cold chain with ice bags and foam boxes to laboratory in 3-5 days’ carriage. The transportation temperature shall be 2-8℃. S9 products shall be stored at 18-30℃ and transported to laboratory within 72h.

Overview of Specimen Information

1. Oral swab / saliva specimens that need to be tested.

zhudandan@thorgene.com，wangcong@thorgene.com,congyao@thorgene.com.

2. Genetic Testing Registration Form (with the same label and specimen information as collection tube). Principal to mail specimens shall fill in list of specimen information and send it to mailbox: zhudandan@thorgene.com, wangcong@thorgene.com,congyao@thorgene.com.

List of specimen information:

	Subject Info (not null)								Delivery Address for Report (optional)
Test Item (not null)	Name	Gender	Age	Tel	Submission Unit (not null)	Submission Date (not null)	Employer of Subject (showed in report)	Customer No. (optional)	Recipient	Tel	Address

4. The list of specimen information must be sent to corresponding address together with specimens.

Specimen Mailing

1. Sepcimen reception: Specimens from Beijing shall be mailed to Beijing laboratory, the others shall be sent to Nanjing laboratory.

Note: Products of Endocrine System Drug Genetic Testing, Gene Testing for Usage of Anti-hypertension Drugs, Comprehensive Genetic Testing, Whole-exome Sequence Genetic Testing, Whole-genome Sequence Genetic Testing, HPV Gene Testing, Gene Testing of Safe Medication for Children, All-type Adult Drug Gene Testing shall be sent to Beijing.

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456

ThorGene (Beijing) Medical Technology Co., Ltd.

2. Submission address:

Nanjing: 2F, Building A, Yangzi Technological Innovation Centre, Pubin Road, Pukou District, Nanjing. Cong Wang (18914472085)

Beijing: A1-2F, Biopharmaceutical Park, No. 88, Technology Innovation Six Street, Economic and Technological Development Zone, Beijing. Dan Zhu (010-56315456 )

3. Mailing:

Principals pack and mail specimens by Jingdong or S.F. Express (land transportation).

① Jingdong Express

Scan company’s mail QR code of JD express — enter WeChat mini-program to place an order — fill in mail information (indicate company name “ThorGene (Beijing) Medical Technology Co., Ltd.”) — mail it to the company and choose “monthly statement”. (contact customer service staff for QR code)

If you are not convenient to place an order directly, please contact business leader or customer service staff of ThorGene to place orders for you.

② S.F. Express

Self-service ordering: indicate company name of “ThorGene (Beijing) Medical Technology Co., Ltd.” for courier to verify our information, and cooperate courier to check specimens. If courier needs to inquire company’s qualification, you can provide name of our company.

If there is any problem in receiving goods, you can contact business person in charge for negotiation.

Approach to Specimen Collection Failure

Party B shall inform Party A of information of the subject whose specimen is not qualified. Party A shall contact the person for a second free sampling and Party B shall carry out another testing and bear relevant transportation expenses; or both parties may negotiate to terminate the test.

Report Acquisition

Log in “Channel Home” in Party B’s system to inquire and download reports.

Report Interpretation

For general genetic testing items provided by ThorGene, the test reports will offer detailed interpretation and health management advice. If you have any questions, please call ThorGene hotline for consultation: 400-8088-978.

Address: Biopharmaceutical Park, Technology Innovation Six Street, Economic and Technological Development Zone of Yizhuang, Beijing Tel: 010-56315456